UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2021

KOPPERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 227-2001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KOP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2021, Koppers Holdings Inc. (the “Company”) announced the retirement of Michael J. Zugay as Chief Financial Officer of the Company and Koppers Inc. (“KI” and, together with the Company, “Koppers”), effective December 31, 2021. Mr. Zugay will be succeeded by Jimmi Sue Smith, who has been appointed as Chief Financial Officer and Treasurer of Koppers effective January 1, 2022.

Ms. Smith, age 48, currently serves as Vice President, Finance and Treasurer of Koppers and has served in that position since joining Koppers in February 2020. Prior to joining Koppers, from November 2018 to August 2019, Ms. Smith served as Senior Vice President and Chief Financial Officer of EQT Corporation, a publicly traded natural gas production company with operations focused in the Marcellus and Utica Shales of the Appalachian Basin (“EQT”). Ms. Smith served as Chief Accounting Officer of EQT from September 2016 to October 2018 and as Vice President and Controller of EQT’s midstream and commercial businesses from March 2013 to September 2016. Ms. Smith also served as Chief Accounting Officer of the general partners of EQM Midstream Partners, LP and EQGP Holdings, LP from September 2016 to October 2018, and served as Chief Accounting Officer of the general partner of RM Partners, LP, from November 2017 to July 2018. Ms. Smith earned a Bachelor of Science in Business Administration with an Accounting concentration from West Virginia University, and received a law degree from the Duquesne University School of Law.

Item 8.01 Other Events.

On August 6, 2021, the Company issued a press release announcing Mr. Zugay’s retirement as Chief Financial Officer of Koppers effective December 31, 2021, and Ms. Smith’s appointment as Chief Financial Officer and Treasurer of Koppers effective January 1, 2022. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are furnished herewith:

99.1	Press Release dated August 6, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2021

KOPPERS HOLDINGS INC.

By:	/s/ Michael J. Zugay
Michael J. Zugay
Chief Financial Officer